COMMON STOCK                                                      COMMON STOCK
  NUMBER                                                             SHARES

                                   [LOGO]
                            INFORMATION ADVANTAGE

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                              AND A STATEMENT AS TO THE RIGHTS,
                                                PREFERENCES, PRIVILEGES AND
                                                  RESTRICTIONS ON SHARES


                                                    CUSIP 45669P 10 1

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                           $.01 PAR VALUE PER SHARE, OF

                           INFORMATION ADVANTAGE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:

                                     [SEAL]

           /s/ Donald W. Anderson                       /s/ Larry J. Ford

VICE PRESIDENT AND CHIEF                                PRESIDENT AND CHIEF
   FINANCIAL OFFICER                                    EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
   NORWEST BANK MINNESOTA, N.A.
      TRANSFER AGENT AND REGISTRAR

BY           /s/ L M Kaufman

             AUTHORIZED SIGNATURE

    A statement of the powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof, upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common              UNIF GIFT MIN ACT -- _____________________Custodian_______________________
TEN ENT   -- as tenants by the entireties                                   (Cust)                       (Minor)
JT TEN    -- as joint tenants with right of                         under Uniform Gifts to Minors
             survivorship and not as tenants                        Act__________________________________________________
             in common                                                                   (State)
COMM PROP -- as community property             UNIF TRF MIN ACT --  _______________________Custodian (until age ________)
                                                                            (Cust)
                                                                    ____________________under Uniform Transfers
                                                                          (Minor)
                                                                    to Minors Act ______________________________________
                                                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED,________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  _____________________________

                                       X _______________________________________

                                       X _______________________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By _____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY       NOV 21, 1997 fm
3804 ATLANTA AVENUE
SUITE 12
LONG BEACH, CA 90607             053864bk
(502) 989-2335
(FAX) (502) 425-7450             Proof [illegible] NEW